UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2013

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 25, 2013, Ampio Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with a limited number of purchasers, mainly institutional investors (collectively, the “Purchasers”), with respect to a registered direct offering (the “Registered Direct Offering”) of 4,600,319 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a price of $5.50 per share (the “Per Share Purchase Price”). Net proceeds from the offering, after deducting estimated offering expenses, are estimated to be approximately $24.8 million. The Company anticipates that the closing of the offering will take place on or about September 30, 2013. No placement agent was used for the offering.

The sale of the Common Stock was made pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-177116) filed by the Company with the Securities Exchange Commission (“SEC”) on September 30, 2011, as amended (the “Registration Statement”), in the form in which it became effective on October 28, 2011, including a prospectus supplement dated September 26, 2013 to the prospectus contained therein, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The Purchase Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Common Stock, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

A copy of the Purchase Agreement is filed as Exhibit 10.1 to this report, and the description of the terms of the Purchase Agreement is qualified in its entirety by reference to Exhibit 10.1 and is incorporated herein by reference.

A copy of the legal opinion of Goodwin Procter LLP, relating to the validity of the shares to be issued in the Registered Direct Offering, is filed as Exhibit 5.1 to this report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 8.01	Other Events.

On September 26, 2013, the Company issued a press release to announce the Registered Direct Offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits.

The following exhibits are included with this report:

Exhibit Number	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated September 25, 2013, by and among the Company and the Purchasers

23.1	Consent of Goodwin Procter LLP (included as part of Exhibit 5.1)

99.1	Press Release, dated September 26, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor

Chief Financial Officer

Dated: September 26, 2013

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Goodwin Procter LLP

10.1	Securities Purchase Agreement, dated September 25, 2013, by and among the Company and the Purchasers

23.1	Consent of Goodwin Procter LLP (included as part of Exhibit 5.1)

99.1	Press Release, dated September 26, 2013